                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 1994.



                                        /s/ ROBERT H. ALLEN
                                        ----------------------------------------
                                        Robert H. Allen


STATE OF  TEXAS     )
                    ) SS.
                    )
COUNTY OF HARRIS    )


     I, Earlene L. Barbeau, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ EARLENE L. BARBEAU
                                        ----------------------------------------
                                        Notary Public

EARLENE L. BARBEAU
Notary Public, State of Texas
My Commission Expires
    March 8, 1997
- ----------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1994.



                                        /s/ HOWARD H. BAKER, JR.
                                        ----------------------------------------
                                        Howard H. Baker, Jr.


STATE OF    TENNESSEE    )
            ) SS.
                         )
COUNTY OF   SCOTT        )


     I, Kathy D. West, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Howard H. Baker, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ KATHY D. WEST
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

      12-26-94
- ----------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 1994.



                                        /s/ ANTHONY J.A. BRYAN
                                        ----------------------------------------
                                        Anthony J. A. Bryan


STATE OF    RHODE ISLAND      )
                              ) SS.
                              )
COUNTY OF   WASHINGTON        )


     I, Jennifer E. Adams, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Anthony J. A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/JENNIFER E. ADAMS
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

      6/18/95
- ----------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 1994.



                                        /s/ ROBERT L. COX
                                        ----------------------------------------
                                        Robert L. Cox


STATE OF    TENNESSEE    )
                         ) SS.
                         )
COUNTY OF   SHELBY       )


     I, Lillian W. Powers, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ LILLIAN W. POWERS
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
 My Commission Expires
      4-29-97
- ------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 1994.



                                        /s/ RALPH D. DENUNZIO
                                        ----------------------------------------
                                        Ralph D. DeNunzio


STATE OF    NEW YORK     )
                         ) SS.
                         )
COUNTY OF   NEW YORK     )


     I, Barbara MacCarthy, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Ralph D. DeNunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ BARBARA MACCARTHY
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:                  BARBARA MAC CARTHY
                                        NOTARY PUBLIC, State of New York
___________________________             No. 31-7645700
                                        Qualified in New York County
                                        Commission Expires June 30, 1996

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 1994.



                                        /s/ JUDITH L. ESTRIN
                                        ----------------------------------------
                                        Judith L. Estrin


STATE OF     CALIFORNIA  )
                         ) SS.
                         )
COUNTY OF    SANTA CLARA )


     I, Lisa M. Cinfio, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.



                                        /s/LISA M. CINFIO
                                        ----------------------------------------
                                        Notary Public
LISA M. CINFIO
Comm. #981937
Notary Public - California
SANTA  CLARA COUNTY
My Comm. Expires DEC 27, 1996

My Commission Expires:

     December 27, 1996
- -------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1994.



                                        /s/ PHILIP GREER
                                        ----------------------------------------
                                        Philip Greer


STATE OF    NEW YORK     )
                         ) SS.
                         )
COUNTY OF   NEW YORK     )


     I, Kathleen M. Rode, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ KATHLEEN M. RODE
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:                  KATHLEEN M. RODE
                                        Notary Public, State of New York
      5/31/96                           No. 43-4819454
- ------------------------                Qualified in Richmond County
                                        Commission Expires 5/31/96
                                                           -------



4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 1994.



                                        /s/ J. R. HYDE, III
                                        ----------------------------------------
                                        J. R. Hyde, III


STATE OF    TENNESSEE    )
                         ) SS.
                         )
COUNTY OF   SHELBY       )


     I, Tina M. McDaniel, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ TINA M. MCDANIEL
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
 My Commission Expires Sept. 01, 1997
_______________________________________

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 1994.



                                        /s/ CHARLES T. MANATT
                                        ----------------------------------------
                                        Charles T. Manatt


STATE OF  CALIFORNIA     )
                         ) SS.
                         )
COUNTY    LOS ANGELES    )


     I, Peter MacDonald, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



July 12, 1994                           /s/ PETER MACDONALD
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:                  PETER MAC DONALD
                                        Comm. #886048
      9-4-94                            Notary Public - California
- ------------------------                LOS ANGELES COUNTY
                                        My Comm. Expires SEP. 4, 1994
4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 1994.



                                        /s/ JACKSON W. SMART, JR.
                                        ----------------------------------------
                                        Jackson W. Smart, Jr.


STATE OF   ILLINOIS )
                    ) SS.
                    )
COUNTY OF  COOK     )


     I, Esparanza Acosta, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Jackson W. Smart, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ ESPERANZA ACOSTA
                                        ----------------------------------------
                                        Notary Public

                                        OFFICIAL SEAL
My Commission Expires:                  ESPERANZA ACOSTA
                                        NOTARY PUBLIC, STATE OF ILLINOIS
          2-8-97                        MY COMMISSION EXPIRES 2-8-97
- ------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 1994.



                                        /s/ JOSHUA I. SMITH
                                        ----------------------------------------
                                        Joshua I. Smith


STATE OF     MARYLAND         )
                              ) SS.
                              )
COUNTY OF   PRINCE GEORGE'S   )


     I, Robyn Proctor Armstrong, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ ROBYN PROCTOR ARMSTRONG
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
ROBYN PROCTOR ARMSTRONG
NOTARY PUBLIC STATE OF MARYLAND
My Commission Expires Feberuary 16, 1998
- --------------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 1994.



                                        /s/ PETER S. WILLMOTT
                                        ----------------------------------------
                                        Peter S. Willmott


STATE OF    ILLINOIS)
                    ) SS.
                    )
COUNTY OF   COOK    )


     I, Joan L. Noble, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ JOAN L. NOBLE
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

      3/5/95
- ------------------------
    "OFFICIAL SEAL"
     Joan L. Noble
Notary Public, State of Illinois
My Commission Expires 03/05/95

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the Chief Financial Officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1994.



                                        /s/ ALAN B. GRAF, JR.
                                        ----------------------------------------
                                        Alan B. Graf, Jr.


STATE OF    TENNESSEE    )
                         ) SS.
                         )
COUNTY OF   SHELBY       )


     I, Edna M. Kennon, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ EDNA M. KENNON
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

My Commission Expires October 24, 1994
- ----------------------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the Executive Vice President, Worldwide Customer Operations, of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 1994.



                                        /s/ WILLIAM J. RAZZOUK
                                        ----------------------------------------
                                        William J. Razzouk


STATE OF    TENNESSEE    )
                         ) SS.
                         )
COUNTY OF   SHELBY       )


     I, Sharon A. Smith, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that William J. Razzouk, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ SHARON A. SMITH
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

      3-16-97
- ------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint William J. Razzouk, Alan B. Graf, Jr. and Graham
R. Smith, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1994.



                                        /s/ FREDERICK W. SMITH
                                        ----------------------------------------
                                        Frederick W. Smith


STATE OF    TENNESSEE    )
                         ) SS.
                         )
COUNTY OF   SHELBY       )


     I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ JUNE Y. FITZGERALD
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

 My Commission Expires Mar. 28, 1995
- --------------------------------------

4543.MEM2

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1994, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1994.



                                        /s/ GRAHAM R. SMITH
                                        ----------------------------------------
                                        Graham R. Smith


STATE OF    TENNESSEE    )
                         ) SS.
                         )
COUNTY OF   SHELBY       )


     I, Delores M. Wolfmeyer, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that Graham R. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                        /s/ DELORES M. WOLFMEYER
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

MY COMMISSION EXPIRES DEC. 1, 1996
- -----------------------------------


4543.MEM2